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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) December 14, 2001.
                                                        -----------------


                              STONEPATH GROUP, INC.
                              ---------------------
               (Exact Name of Registrant as Specified in Charter)



       Delaware                       0-26929                     65-0867684
--------------------------------------------------------------------------------
(State or Other Jurisdic-    (Commission File Number)          (IRS Employer
 tion of Incorporation)                                      Identification No.)


Two Penn Center Plaza, Suite 605, Philadelphia, PA                   19102
--------------------------------------------------                 ---------
(Address of Principal Executive Offices)                           (Zip Code)


Registrant's telephone number, including area code 215-564-9193
                                                   ------------

                                 Not Applicable
           -----------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events.

Effective as of December 14, 2001, Andrew P. Panzo, resigned as the President and Vice-Chairman of the Company's Board of Directors. Mr. Panzo will remain as a member of the Company's Board of Directors through its next annual meeting of stockholders, whereupon he has agreed not to seek nomination for a further term. The terms of Mr. Panzo's resignation are contained within a Separation Agreement between Mr. Panzo and the Company made as of December 11, 2001, a copy of which is attached to this Form 8-K as Exhibit 10.71 and is incorporated herein by reference.

On December 14, 2001, Stonepath issued a press release announcing the resignation of Mr. Panzo. A copy of the Press Release is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.


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Item 7.  Financial Statements, Pro Forma Financial Information and
         Exhibits

         (a)   Not applicable.

         (b)   Not applicable.

         (c)   Exhibits.


               Exhibit No.

       10.71   Separation Agreement made as of December 11, 2001
               between Stonepath Group, Inc. and Andrew Panzo.    Filed herewith


       99.1    Press release dated December 14, 2001              Filed herewith


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 STONEPATH GROUP, INC.

Date: December 27, 2001          By:
                                     -------------------------------------------
                                     Name:    Dennis L. Pelino
                                     Title: Chairman and Chief Executive Officer